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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 25, 2004


                         Commission file number 1-12215


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000


                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)






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Item 2.02. Results of Operations and Financial Condition

         The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." On October 25, 2004, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter and nine months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits


c.   Exhibit

     99.1 Press release of Quest Diagnostics Incorporated dated October 25, 2004 announcing, among other things, its results for the quarter and nine months ended September 30, 2004.







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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  October 25, 2004


                                  QUEST DIAGNOSTICS INCORPORATED



                                  By: /s/Robert A. Hagemann
                                      ---------------------
                                         Robert A. Hagemann
                                         Senior Vice President and Chief
                                         Financial Officer